Vessels, Net - Other fixed asset (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Vessels, Net
Right-of-Use assets	$ 26,233	$ 71,204
Other fixed assets	61,019	61,019
Total	87,252	132,223
Depreciation, right-of-use assets	$ 44,970	$ 30,533